Exhibit 99.1

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The following is a textual explanation of the above slide presentation and does not contain additional information to that contained in the slides.

LONE STAR TECHNOLOGIES, INC.

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Investor Presentation 2005

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Risk Factors

This presentation contains forward-looking statements based on assumptions that are subject to a wide range of business risks.  There is no assurance that the estimates and expectations in this presentation will be realized.  Important factors that could cause actual results to differ materially from the forward-looking statements are described in the periodic filings of Lone Star Technologies, Inc. with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2004. Lone Star Technologies, Inc. does not undertake any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Company Representatives

Charles J. Keszler, Vice President and Chief Financial Officer

Rhys J. Best, Chairman of the Board and Chief Executive Officer

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Investment Considerations

• Leading market positions in core products

• Strategic alliances provide production flexibility

• Focused cost management

• Strong balance sheet

• Disciplined corporate development program

Lone Star Revenues by Segment

Graphic of a pie chart depicting the following amounts for the following segments:  (1) 70% Oilfield Products, (2) 20% Specialty Tubing Products and (3) 10% Flat Rolled/Other.

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Oilfield Products –70% of Revenues

OCTG (80-85% of Oilfield Products)

Casing – used as a retainer wall for oil and gas wells

Production Tubing – transports oil and gas from wells to the surface

Couplings – connections used to join individual sections of casing and tubing together

Custom Finishing – premium threading, heat treating, upsetting, storage & inspection

LINE PIPE (15-20% of Oilfield Products)

Used in the gathering and transmission of oil and natural gas from the wellhead to larger transmission lines and refineries.

Graphic of a pie chart depicting the following amounts for the following segments: (1) 80-85% OCTG and (2) 15-20% Line Pipe.

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Oilfield Products –65% Premium OCTG Revenues

• Critical well applications

• Global acceptance

• Superior performance

• Complete OCTG finishing

Graphic of a pie chart depicting the following amounts for the following segments: (1) 65% Premium and (2) 35% Other.

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Specialty Tubing – 20% of Total Revenues

Precision Mechanical Tubing –75% of Specialty Tubing

• High value-added, custom made tubulars used in industrial, fluid power and automotive applications

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Heat Recovery Tubular Products –25% of Specialty Tubing

• Largest manufacturer of heat recovery tubulars used in fuel economizers, refineries and combined-cycle electrical power generation

Flat Rolled/Other –10% Revenues

• Regional sales to maximize manufacturing efficiencies

• Provide material to alliance mills

• Enhance procurement capabilities

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Steadfast on Strategy

• Commercial Leadership – Providing customer solutions

• Operational Excellence – Responding to customer needs with safe, low-cost production

• Adding Value – Innovative growth through acquisitions, alliances and focused capital investment

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Oilfield Products – Customer based Solutions

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Lone Star provides one of the broadest offerings of casing, tubing, couplings, line pipe, and OCTG finishing in the world. Significant users include: Anadarko, Devon, XTO, BP, Burlington Resources, and Exxon Mobil.

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Broad Oilfield Tubular Size Range

Our mills and our alliance mills produce OCTG and Line Pipe in size range 60” to 1” OD. Star Energy Group provides the broadest range (1” to 20” OD) of OCTG finishing, production tubing and couplings, inspection and storage services in the marketplace today.

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Broadest Product Size Range

Through our 2 wholly-owned oilfield tubular manufacturers and 7 alliance mills, we have one of the broadest OCTG and line pipe product ranges in the world.

Graphic representation of Lone Star Steel Product Offering.  This illustration depicts a tubular product divided into five segments:  (1) 1”, (2) 2-3/8” – 8-5/8”, (3) 8-5/8” – 13-3/8”, (4) 13-3/8” – 16” and (5) 16” – 60”.  The segments are further identified as follows:  ERW Seam Annealed – 2-3/8” – 8-5/8”; Seamless – 2-3/8” – 8-5/8” and 8-5/8” – 13-3/8”; ERW Fully-Body Normalized – 1”, 2-3/8” – 8-5/8”, 8-5/8” – 13-3/8” and 13-3/8” –16”; DSAW – 16” - 60”; and the Lone Star Steel Product Offering, which is identified with all five segments.

Lone Star Product Offering

Oilfield Tubular Products Demand

Factors that influence demand:

• Domestic drilling activity

• International drilling activity

• Average well depth – deeper drilling increases consumption of higher value premium tubulars

• Domestic mill production capacity utilization

• Imports

• Currencies relationships

• Freight costs

• Home market demand

• OCTG available for sale inventories

U.S. OCTG Inventory Vs. Consumption

Line graph depicting OCTG Consumption and Months Supply.

The graph illustrates the following numbers of months supply and tons consumed for each of the following months:

January 2002	6.7 months, 203,616 tons
February 2002	7.4 months, 137,414 tons
March 2002	7.3 months, 163,388 tons
April 2002	7.7 months, 171,279 tons
May 2002	6.6 months, 203,925 tons
June 2002	6.2 months, 195,436 tons
July 2002	6.1 months, 191,164 tons
August 2002	6.6 months, 167,810 tons
September 2002	7.2 months, 156,468 tons
October 2002	6.3 months, 233,590 tons
November 2002	5.9 months, 182,217 tons
December 2002	5.6 months, 162,302 tons

January 2003	6.1 months, 184,515 tons
February 2003	5.9 months, 189,548 tons
March 2003	5.1 months, 235,309 tons
April 2003	5.2 months, 205,896 tons
May 2003	5.2 months, 220,109 tons
June 2003	5.5 months, 213,132 tons
July 2003	5.1 months, 249,812 tons
August 2003	5.0 months, 235,213 tons
September 2003	4.9 months, 240,692 tons
October 2003	4.6 months, 276,511 tons
November 2003	4.5 months, 230,989 tons
December 2003	4.5 months, 213,993 tons

January 2004	4.7 months, 259,705 tons
February 2004	4.9 months, 211,020 tons
March 2004	4.9 months, 249,588 tons
April 2004	4.8 months, 262,877 tons
May 2004	4.7 months, 252,661 tons
June 2004	4.7 months, 260,836 tons
July 2004	4.5 months, 297,950 tons
August 2004	4.4 months, 273,016 tons
September 2004	4.2 months, 302,377 tons
October 2004	4.35 months, 278,000 tons
November 2004	4.0 months, 300,000 tons
December 2004	4.3 months, 280,000 tons

January 2005	4.2 months, 289,000 tons
February 2005	4.2 months, 293,000 tons

JAN 2002 – FEB 2005

Source: The OCTG Situation Report

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Deeper Wells Increase Demand

Well depth increases OCTG use and premium product requirements

Graphic illustrating the amount of tubular consumption as a function of well depth.  The graph shows the following three wells:

•              An oil well drilled to a depth of 5000 feet, which consumes a total of 10,800 feet of tubing having a total weight of 50 tons.

•              A gas well drilled to a depth of 10,000 feet, which consumes a total of 29,000 feet of tubing having a total weight of 600 tons.

•              A gas well drilled to a depth of 15,000 feet, which consumes 57,000 feet of tubing having a total weight of 1,100 tons.

Historical Rig Count

Line graph depicting the U.S. Land Rig Count and the U.S. Offshore Rig Count.  The graph illustrates the following numbers of offshore rigs and land rigs for each of the following months:

	Number of Offshore Rigs	Number of Land Rigs
January 2000	127	635
April 2000	122	621
July 2000	153	731
October 2000	143	853
January 2001	175	929
April 2001	166	983
July 2001	157	1097
October 2001	132	951
January 2002	123	732
April 2002	106	632
July 2002	108	726
October 2002	112	722
January 2003	112	729
April 2003	102	799
July 2003	107	914
October 2003	106	963
January 2004	104	987
April 2004	91	992
July 2004	96	1030
October 2004	96	1064
January 2005	108	1093
April 2005	< 100	> 1100

JAN 2000 – APR 2005

Source: Baker Hughes

Rigs Drilling Deeper Than 15,000 Feet

Bar graph indicating the following numbers of rigs drilling deeper than 15,000 feet for the following time periods:

1st half of 2003	127.5

2nd half of 2003	167.5

1st half of 2004	185

2nd half of 2004	206

Source: Smith International

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Expandable Casing – We Made it Practical

– The leading supplier of expandable casing – Ability to drill deeper at lower costs – Well repair savings for customers – Proven successful with 200+ applications

Graphic which shows the following two wells:

•              A deepwater well drilled to a depth of 15,000 feet, which consumes a total of 50,000 feet of tubing having a total weight of 1,000 tons.

•              A monobore well drilled to a depth of 15,000 feet, which consumes a total of 42,000 feet of tubing having a total weight of 550 tons.

LONE STAR TECHNOLOGIES, INC.

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Financial Overview

Historical Revenues

Demand Drivers

Oilfield Products

• Expected oil and gas prices

• Average rig counts

• Drilling activity and well depth

Specialty Tubing Products

• Industrial activity

• Automotive demand

• Power plant construction

Flat Rolled Steel

• Material costs

• Regional demand

Line graph reflecting the following revenues for the following years:

1999	$362 million

2000	$645 million

2001	$650 million

2002	$524 million

2003	$534 million

2004	$967 million

Cost of Goods Sold

Raw Materials (65%)

• Flexibility from multiple sources

Labor (10%)

• Flexible operating schedules

Energy (5%)

• Combination of contracts, spot market purchases and in-house production

Other (20%)

• Maximize plant level accountability

Pie chart reflecting the following percentages for the following items:

(1)           Raw Materials – 65%;

(2)           Labor – 10%;

(3)           Energy – 5%; and

(4)           Other – 20%.

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Raw Materials Strategy

• International and domestic steel procurement

• Maximum procurement options for low cost steel

• Enhanced production scheduling

Graphic representation of steel slabs, flat rolled steel, pipe and molten steel labeled: (1) 55% Slabs, (2) 15% Coils, (3) 15% Pipe and (4) 15% Scrap.

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Financial Performance

($ in millions, except per share data)

	2000	2001	2002		2003		2004	1Q ‘05
Operating Data:
Revenues	645.3	650.2	523.7		534.1		966.8	297.8
Gross Profit	85.9	69.3	7.4		5.2		162.0	55.3
Net Income (Loss)	38.6	16.4	(69.2	)(2)	(68.2	)(4)	101.0	38.9
Diluted EPS	1.59	0.66 (1)	(2.52	)(2)	(2.40	)(4)	3.46	1.30
Operating Cash Flow	(8.6)	31.3	(12.4)		(40.6)		61.7	22.1
EBITDA	74.2	51.1	(36.9)		(27.7)		147.2	50.7

Margins:
Gross Profit	13.3%	10.7%	1.4%		1.0%		16.8%	18.6%
EBITDA (3)	11.5%	7.9%	-7.0%		-5.2%		15.2%	17.0%

(1)                                  Before special charges for early retirement of debt and write-off expenses related to uncompleted acquisition.

(2)                                  Includes a one-time charge of $32.0 million, or $1.12 per diluted share for the 4th quarter and $1.16 per diluted share for the year ended 2002, as a result of a jury verdict against Lone Star related to an uncompleted acquisition.

(3)                                  Reconciliation of EBITDA to operating cash flows on Page 27 of this presentation.

(4)                                  Includes $18.7 million, or $0.66 per diluted share for goodwill impairment.

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Strong Balance Sheet

3/31/05

Cash	$33.8

Investments in Debt Securities	89.4

Total Assets	735.9

Total Debt (Due 2011)	150.0

Equity	407.2

Debt to Total Capitalization	27%

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EBITDA to Operating Cash Flow Reconciliation

	2000	2001	2002	2003	2004	1Q ‘05

Operating cash flows:	$(8.6)	$31.3	$(12.4)	$(40.6)	$61.7	$22.1
Add (deduct):
Non-cash charges for stock compensation	(0.7)	0.2	0.1	(1.1)	(1.6)	(0.6)
Gain (loss) on sale of property	—	—	0.1	(0.4)	(0.1)	(0.3)
Balance sheet changes	69.3	8.5	(35.2)	(0.7)	68.8	24.6
Interest expense, net	12.4	10.3	11.2	15.0	15.0	3.2
Income tax expense (benefit)	1.8	0.8	(0.7)	0.1	3.4	1.7

EBITDA(1)	$74.2	$51.1	$(36.9)	$(27.7)	$147.2	$50.7

(1) See page 28 regarding our use of EBITDA as a Non-GAAP liquidity measure.

Use of Non-GAAP Financial Measures

With respect to the inclusion of EBITDA in this investor presentation, EBITDA is a measure of Lone Star’s liquidity that is not required by, or presented in accordance with, GAAP. EBITDA should not be considered as an alternative to cash flow from operating activities as a measure of Lone Star’s liquidity or as an alternative to net income, operating income, or any other performance measures derived in accordance with GAAP.

EBITDA represents net income before interest, taxes, depreciation, and amortization.  Lone Star uses EBITDA:

• as a liquidity measure, because Lone Star’s existing senior secured credit facility contains covenants relating to its Fixed Charge Coverage Ratio that uses EBITDA;

• to evaluate and price potential acquisition candidates, which are evaluated and priced by other issuers in Lone Star’s industry based upon EBITDA;

• to facilitate company to company comparisons by backing out potential differences caused by variations in capital structures (affecting interest expense), taxation, and the age and book depreciation of facilities and equipment (affecting relative depreciation expense), which may vary for different companies for reasons unrelated to operating performance; and

• because EBITDA is a non-GAAP liquidity measure commonly used by oilfield services and supply companies.

However, EBITDA has limitations as an analytical tool, and you should not consider EBITDA in isolation or as a substitute for analysis of Lone Star’s results as reported under GAAP.  For example EBITDA does not reflect:

• Lone Star’s cash expenditures, or future requirements, for capital expenditures or contractual commitments;

• changes in, or cash requirements for, Lone Star’s working capital needs;

• Lone Star’s significant interest expense, or the cash requirements necessary to service interest and principal payments on Lone Star’s debts;

• any cash requirements for the replacement of assets being depreciated and amortized, witch will often have to be replaced in the future, even though depreciation and amortization are non-cash charges, and

• the fact that other companies in lone Star’s industry may calculate EBITDA differently than Lone Star does, which limits its usefulness as a comparative measure.

Because of these limitations, you should not consider EBITDA as a measure of discretionary cash available to Lone Star to invest in the growth of its business.  Lone Star compensates for these limitations by relying primarily on Lone Star’s GAAP results and by using EBITDA only supplementally.

Investment Considerations

• Leading market positions in core products

• Strategic alliances provide production flexibility

• Focused cost management

• Strong balance sheet

• Disciplined corporate development program

LONE STAR TECHNOLOGIES, INC.

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